SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934

Filed by the  Registrant  [X]
Filed by a Party other than the  Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-12

 ..............................................................................

                           IPALCO Enterprises, Inc.
               (Name of Registrant as Specified In Its Charter)

 ..............................................................................

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

    ..........................................................................

    (2)  Aggregate number of securities to which transaction applies:

    ..........................................................................

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ..........................................................................

    (4)  Proposed maximum aggregate value of transaction:

    ..........................................................................

    (5)  Total fee paid:

    ..........................................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


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    (1)  Amount previously paid:

    ..........................................................................

    (2)  Form, Schedule or Registration Statement No.:

    ..........................................................................

    (3)  Filing Party:

    ..........................................................................

    (4)  Date Filed:

    ..........................................................................


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                       October 6, 2000


Dear Shareholder:

As of today, we have not received your vote on the Agreement and Plan of Share Exchange between The AES Corporation and IPALCO Enterprises, Inc. If you have not mailed your proxy card, would you please complete and sign the enclosed proxy card and mail it in the enclosed envelope so that your shares can be voted at the special meeting of shareholders on October 20, 2000.

Your board of directors has carefully reviewed and considered the terms and conditions of the share exchange agreement, and has determined that it is fair to and in the best interests of IPALCO and its shareholders for IPALCO to be acquired by AES pursuant to the terms of the share exchange agreement. Your board of directors has unanimously approved the share exchange agreement, and recommends a vote for approval of the share exchange agreement.

If you have any questions concerning the proposed transaction, please call our proxy solicitors, D.F. King &
Co., Inc., toll-free at 1-800-758-5378. Please do not send in your stock certificates with your proxy card.

If you have mailed your proxy card, please disregard this mailing.

                                  Very truly yours,

                                  /s/ Bryan G. Tabler
                                  -------------------------
                                  Bryan G. Tabler
                                  Vice President, Secretary and
                                  General Counsel

This letter is first being mailed to shareholders on October 6, 2000.